                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 19
Statement of Operations.......................... 20
Statement of Changes in Net Assets............... 21
Financial Highlights............................. 22
Notes to Financial Statements.................... 25
Report of Independent Accountants................ 33

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:
    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.
    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.
    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG.]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
[BAR GRAPH]

97Q3                                                                              4.0
97Q4                                                                              3.1
98Q1                                                                              6.7
98Q2                                                                              2.1
98Q3                                                                              3.8
98Q4                                                                              5.9
99Q1                                                                              3.7
99Q2                                                                              1.9
99Q3                                                                              5.7
99Q4                                                                              5.8

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                         VAN KAMPEN EQUITY INCOME FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1)....     9.95%     9.19%     9.19%
One-year total return(2).................     3.59%     4.31%     8.21%
Five-year average annual total
return(2)................................    18.21%    18.53%    18.69%
Ten-year average annual total
return(2)................................    13.37%       N/A       N/A
Life-of-Fund average annual total
return(2)................................    11.42%    14.93%    15.03%
Commencement date........................  08/03/60  05/01/92  07/06/93

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares). If the sales charge was included, total return would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The medium-grade debt securities in which the Fund may invest are subject to greater market risks and less assurance as to the ability of the issuer to meet principal and interest obligations than higher-rated securities. Debt securities rated in lower categories are considered high-risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well-assured.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Standard & Poor's 500 Index and the Russell 1000 Value Index* over time. These indexes are broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Equity Income Fund vs. the Standard & Poor's 500 Index and the Russell 1000 Value Index* (December 31, 1989, through December 31, 1999)
-----------------------------------
Fund's Total Return
1 Year Avg. Annual  =  3.59%
5 Year Avg. Annual  =  18.21%
10 Year Avg. Annual  =  13.37%
Inception Avg. Annual  =  11.42%
-----------------------------------
[INVESTMENT PERFORMANCE CHART]

                                              VAN KAMPEN EQUITY INCOME
                                                        FUND              STANDARD & POOR'S 500 INDEX   RUSSELL 1000 VALUE INDEX*
                                              ------------------------    ---------------------------   -------------------------
Dec1989                                                9432.00                      10000.00                    10000.00
                                                       8989.00                       9312.00                     9374.00
                                                       9095.00                       9391.00                     9605.00
                                                       9272.00                       9698.00                     9704.00
                                                       9037.00                       9437.00                     9326.00
                                                       9678.00                      10305.00                    10108.00
                                                       9708.00                      10305.00                     9876.00
                                                       9577.00                      10251.00                     9791.00
                                                       8899.00                       9284.00                     8931.00
                                                       8523.00                       8895.00                     8506.00
                                                       8456.00                       8836.00                     8386.00
                                                       8812.00                       9365.00                     8970.00
Dec1990                                                8990.00                       9689.00                     9195.00
                                                       9260.00                      10091.00                     9607.00
                                                       9709.00                      10770.00                    10247.00
                                                       9912.00                      11091.00                    10397.00
                                                       9935.00                      11095.00                    10474.00
                                                      10253.00                      11523.00                    10871.00
                                                       9933.00                      11066.00                    10414.00
                                                      10347.00                      11563.00                    10848.00
                                                      10622.00                      11790.00                    11047.00
                                                      10623.00                      11658.00                    10964.00
                                                      10809.00                      11796.00                    11148.00
                                                      10554.00                      11278.00                    10576.00
Dec1991                                               11388.00                      12628.00                    11463.00
                                                      11317.00                      12376.00                    11478.00
                                                      11506.00                      12495.00                    11758.00
                                                      11317.00                      12310.00                    11588.00
                                                      11531.00                      12653.00                    12086.00
                                                      11698.00                      12666.00                    12146.00
                                                      11578.00                      12545.00                    12071.00
                                                      11964.00                      13038.00                    12536.00
                                                      11867.00                      12726.00                    12153.00
                                                      12012.00                      12940.00                    12321.00
                                                      12060.00                      12967.00                    12332.00
                                                      12376.00                      13359.00                    12738.00
Dec1992                                               12609.00                      13588.00                    13041.00
                                                      12903.00                      13684.00                    13420.00
                                                      13099.00                      13828.00                    13894.00
                                                      13431.00                      14180.00                    14300.00
                                                      13208.00                      13820.00                    14117.00
                                                      13382.00                      14133.00                    14401.00
                                                      13588.00                      14247.00                    14717.00
                                                      13713.00                      14171.00                    14880.00
                                                      14164.00                      14659.00                    15417.00
                                                      14295.00                      14614.00                    15442.00
                                                      14472.00                      14897.00                    15431.00
                                                      14245.00                      14705.00                    15113.00
Dec1993                                               14627.00                      14952.00                    15398.00
                                                      15075.00                      15438.00                    15981.00
                                                      14680.00                      14974.00                    15431.00
                                                      14116.00                      14390.00                    14856.00
                                                      14250.00                      14555.00                    15147.00
                                                      14330.00                      14736.00                    15323.00
                                                      14065.00                      14451.00                    14956.00
                                                      14442.00                      14906.00                    15420.00
                                                      14873.00                      15467.00                    15863.00
                                                      14608.00                      15157.00                    15350.00
                                                      14716.00                      15474.00                    15565.00
                                                      14227.00                      14863.00                    14937.00
Dec1994                                               14337.00                      15155.00                    15104.00
                                                      14753.00                      15523.00                    15569.00
                                                      15226.00                      16083.00                    16184.00
                                                      15545.00                      16626.00                    16535.00
                                                      15909.00                      17091.00                    17058.00
                                                      16498.00                      17711.00                    17775.00
                                                      16812.00                      18208.00                    18016.00
                                                      17348.00                      18786.00                    18646.00
                                                      17433.00                      18780.00                    18909.00
                                                      17918.00                      19650.00                    19593.00
                                                      17776.00                      19552.00                    19399.00
                                                      18571.00                      20355.00                    20381.00
Dec1995                                               19010.00                      20829.00                    20888.00
                                                      19371.00                      21509.00                    21543.00
                                                      19401.00                      21658.00                    21708.00
                                                      19673.00                      21946.00                    22079.00
                                                      19673.00                      22241.00                    22168.00
                                                      20009.00                      22749.00                    22448.00
                                                      20025.00                      22929.00                    22466.00
                                                      19256.00                      21880.00                    21617.00
                                                      19779.00                      22291.00                    22236.00
                                                      20471.00                      23632.00                    23118.00
                                                      20903.00                      24249.00                    24012.00
                                                      22202.00                      26029.00                    25753.00
Dec1996                                               21966.00                      25599.00                    25423.00
                                                      22748.00                      27169.00                    26656.00
                                                      22976.00                      27330.00                    27048.00
                                                      22304.00                      26290.00                    26076.00
                                                      23037.00                      27826.00                    27170.00
                                                      24368.00                      29456.00                    28692.00
                                                      25184.00                      30870.00                    29921.00
                                                      26990.00                      33282.00                    32178.00
                                                      25853.00                      31370.00                    31033.00
                                                      27040.00                      33179.00                    32906.00
                                                      26369.00                      32035.00                    31987.00
                                                      26872.00                      33463.00                    33400.00
Dec1997                                               27267.00                      34128.00                    34371.00
                                                      27417.00                      34474.00                    33886.00
                                                      28848.00                      36903.00                    36168.00
                                                      30214.00                      38878.00                    38380.00
                                                      30405.00                      39231.00                    38637.00
                                                      30328.00                      38493.00                    38064.00
                                                      30809.00                      40158.00                    38545.00
                                                      30425.00                      39692.00                    37867.00
                                                      27548.00                      33905.00                    32230.00
                                                      28373.00                      36171.00                    34083.00
                                                      29761.00                      39076.00                    36723.00
                                                      31033.00                      41386.00                    38428.00
Dec1998                                               31900.00                      43861.00                    39735.00
                                                      31859.00                      45660.00                    40052.00
                                                      30839.00                      44186.00                    39487.00
                                                      31144.00                      46043.00                    40304.00
                                                      32801.00                      47790.00                    44071.00
                                                      32966.00                      46597.00                    43589.00
                                                      33981.00                      49283.00                    44863.00
                                                      33607.00                      47704.00                    43550.00
                                                      33108.00                      47406.00                    41933.00
                                                      32210.00                      46212.00                    40470.00
                                                      33797.00                      49102.00                    42738.00
                                                      34340.00                      50038.00                    42465.00
Dec1999                                               35074.00                      53078.00                    42665.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

* Since Lipper Analytical Services has reclassified how it categorizes its indices, we will no longer be using Lipper comparisons because we believe the new system is less applicable. As a result, the Lipper Equity Income Fund Index will not appear in this or future reports. In its place, we have included the Russell 1000 Value Index, a second index that we believe represents an additional point of comparison for the Fund. The Russell 1000 Value Index measures the performance of 1,000 companies with lower price-to-book ratios and lower forecasted growth values.

                          PORTFOLIO MANAGEMENT REVIEW

                         VAN KAMPEN EQUITY INCOME FUND

We recently spoke with representatives of the adviser of the Van Kampen Equity Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The representatives are led by James A. Gilligan, portfolio manager, who has managed the Fund since January 1990 and worked in the investment industry since 1985. He is joined by Scott A. Carroll and James O. Roeder, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following discussion reflects their views on the Fund's performance during the 12-month period ended December 31, 1999.

   Q  HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED?

   A The stock market celebrated a historic year, with the Dow Jones Industrial Average and the Standard & Poor's 500 Index up 27.2 percent and 21.0 percent, respectively. This performance capped an equally spectacular decade for the market, with 10-year cumulative returns of 439.3 percent and
430.8 percent, respectively, for the two indices. After a somewhat slow start, the equity market--led by growth and particularly technology stocks--began its ascent in earnest at the end of the first quarter. In April, value stocks briefly took center stage, but investors soon renewed their interest in growth. The end result was a significant disparity between the average return of growth and value stocks for the reporting period, as demonstrated by the 33.2 percent return for the Russell 1000 Growth Index versus the 7.4 percent return for the Russell 1000 Value Index.
    Although interest rates rose sharply throughout the year, the increases caused only brief stock market corrections in July and October. Even as fears of additional rate increases by the Federal Reserve Board continued through the end of the period, the stock market was relatively unaffected; the economic strength that triggered higher rates failed to cause any appreciable increase in the rate of inflation.

   Q  WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND IN THIS ENVIRONMENT?

   A In seeking value investments, we continued to focus on companies that we believed were underappreciated by the market and demonstrated a catalyst for positive change. At the same time, we monitored the portfolio for existing holdings that no longer appeared to meet our value criteria. For example, we decreased or eliminated some of the Fund's holdings in the technology area when we believed they had become overvalued or showed signs of disappointing earnings. Throughout the year, we reduced the Fund's substantial position in IBM because of concerns that Year 2000 computer problems would weaken mainframe sales. In October, IBM announced an earnings shortfall, so we sold the remaining shares.
    We pursued a similar strategy with Adobe and Oracle, two top contributors to the Fund's performance. We initially purchased shares of these leading companies because they were selling at historically low values. After their shares appreciated significantly, we gradually began reducing these holdings, while maintaining positions in each company at the end of the reporting period.
    Despite these reductions, technology stocks contributed heavily to the Fund's return and comprised the largest sector in the Fund at the end of the period. This heightened profile was primarily due to price appreciation among the Fund's existing technology stocks, although we added new positions in companies such as Alcatel, Nortel, and Hewlett Packard. Of course, not all the stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well or continue to be owned by the Fund in the future.

   Q  IN WHAT OTHER AREAS DID YOU SEARCH FOR VALUE?

   A We looked to the utilities and consumer nondurables sectors, both of which trailed the technology sector but experienced favorable returns relative to other value stocks. Within the utilities sector, we sought to take advantage of opportunities in the deregulated energy market. For example, we added to the Fund's position in Illinova, an electric utility company, immediately after it announced a merger with Dynegy, a large energy trading company. Overall, this sector contributed moderately to the Fund's return.
    Within the consumer nondurables sector, we added a position in Proctor and Gamble because of its prospects for accelerated revenues and earnings growth. This stock performed well, as did Colgate-Palmolive, which announced better-than-expected earnings in the second half of the year. However, the Fund's gains in this sector were overshadowed by its position in Philip Morris, which continued to suffer from legal difficulties. We also continued to monitor the progress of bottling companies added to the portfolio early in the year. To date, these holdings have not met our expectations for appreciation, although they have met several of our fundamental objectives.

   Q  WERE THERE ANY OTHER DISAPPOINTMENTS IN THE PORTFOLIO?

   A One of the biggest disappointments was the performance of HMO stocks. Halfway through the Fund's fiscal year, we believed that HMO stocks were due to emerge from a long period of underperformance, as customer rate increases promised to outweigh projected cost increases. This belief was confirmed as holdings in this sector performed well going into the summer. However, the threat of legislation to increase the liability of HMOs and the announcement of class-action lawsuits late in the period caused us to reevaluate holdings in Aetna and United HealthCare. As a result, we sold all of Aetna and more than half of the Fund's position in United HealthCare in the second half of the reporting period.
    The financial sector also turned in poor returns because of rising interest rates and earnings deceleration. Regional banks such as FleetBoston Financial were weak, as were larger banks such as Bank of America. Not all financial stocks were disappointing, however. We added to Citigroup, which did well relative to the sector, and enjoyed positive performance from Marsh & McLennan.

    In addition to our mixed results in these areas, the portfolio's allocation to bonds continued to drag the Fund's return. Due to concerns about rising interest rates, we slightly decreased the Fund's exposure to the depressed fixed-income market. Despite the effects of higher rates, the Fund's holdings in convertible securities contributed positively to its performance. The most significant contributors were BEA Systems, Laboratory Corporation of America, and Telefonos de Mexico. For additional Fund portfolio highlights, please refer to page 9.

   Q TAKING EVERYTHING INTO CONSIDERATION, HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

   A Although the majority of the stock market did not participate in the rally that lifted the technology sector, our holdings in technology and other carefully chosen value stocks boosted the Fund's return during the fiscal year. As a result, the Fund achieved a total return of 9.95 percent(1) (Class A shares at net asset value) for the 12-month period ended December 31, 1999. By comparison, the Standard & Poor's 500 Index returned 21.01 percent, and the Russell 1000 Value Index, which most closely resembles the Fund, returned 7.35 percent for the same period.*
    The S&P 500 Index is an unmanaged, broad-based index that reflects the general performance of the stock market, and the Russell 1000 Value Index is an unmanaged index that reflects the general performance of value stocks. These indices do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indices. An investment cannot be made directly in an index. Of course, past performance is no guarantee of comparable future results. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKET?

   A We expect this challenging market environment to continue in the short term, as investors wait to see what effect higher rates will have on corporate profits and stock valuations. Although we foresee a continuation of the rising interest-rate environment, we look for interest rates to stabilize eventually, bringing some relief to the market in general and providing opportunities for bonds and struggling stock sectors such as finance and utilities to recover. Ultimately, our hope is that value stocks are able to catch up to the narrow band of growth stocks currently dominating the market. In this scenario, we believe our bottom-up analysis and disciplined value criteria will help us uncover fresh investment opportunities for the Equity Income Fund.

---------------

* Since Lipper Analytical Services has reclassified how it categorizes its indices, we will no longer be using Lipper comparisons because we believe the new system is less applicable. As a result, the Lipper Equity Income Fund Index will not appear in this or future reports. In its place, we have included the Russell 1000 Value Index, a second index that we believe represents an additional point of comparison for the Fund.

                               GLOSSARY OF TERMS

CONVERTIBLE SECURITY: A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

DEREGULATION: The process of allowing utility companies to engage in open competition to offer customers new and expanded services, as ushered in by revised state legislation.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

                              PORTFOLIO HIGHLIGHTS

                         VAN KAMPEN EQUITY INCOME FUND

 TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999*

EXXON MOBIL is a worldwide leader in the petroleum and
petrochemicals business.....................................   2.4%

U.S. TREASURY NOTES, 6.25% coupon, 10/31/01 maturity........   2.3%

MINNESOTA MINING AND MANUFACTURING (3M) manufactures a
variety of industrial, consumer, and medical products.......   2.1%

TELEFONOS DE MEXICO provides telecommunications services to
domestic and international telephone users in Mexico........   2.0%

U.S. TREASURY BONDS.........................................   1.6%

NORTHEAST UTILITIES, an electric utility holding company,
provides electrical service to Connecticut, New Hampshire,
and western Massachusetts...................................   1.6%

GTE provides local, long-distance; and wireless telephone
service, as well as internetworking capabilities to both
consumers and large companies...............................   1.4%

NSTAR, the result of a merger between BEC Energy and
Commonwealth Energy System, provides electricity and gas to
customers in Massachusetts..................................   1.4%

EL PASO ENERGY owns and operates an integrated natural gas
system with natural gas pipelines across the United
States......................................................   1.3%

KONINKLIJKE PHILIPS ELECTRONICS makes televisions, audio
equipment, VCRs, CD players, phones, pagers, and other
electronic devices..........................................   1.3%

 TOP FIVE PORTFOLIO INDUSTRIES*
[GRAPH]

                                                                     DECEMBER 31, 1999                  DECEMBER 31, 1998
                                                                     -----------------                  -----------------
Technology                                                                 17.90                              12.30
Utilities                                                                  15.80                              15.30
Finance                                                                    14.10                              13.80
Health Care                                                                11.10                              14.20
Raw Materials/Processing Industries                                         9.90                               6.00

* As a percentage of long-term investments

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  65.3%
CONSUMER DISTRIBUTION  0.8%
Federated Department Stores, Inc. (a).............        374,700    $   18,945,769
                                                                     --------------
CONSUMER NON-DURABLES  6.8%
Anheuser-Busch Cos., Inc..........................        233,400        16,542,225
Benckiser NV, Class B -- ADR (Netherlands) (a)....        173,500         6,766,500
Colgate-Palmolive Co. ............................        314,360        20,433,400
Nabisco Holdings Corp., Class A...................        117,800         3,725,425
Pepsi Bottling Group, Inc.........................      1,062,600        17,599,312
PepsiCo, Inc. ....................................        517,600        18,245,400
Philip Morris Cos., Inc. .........................         63,400         1,470,088
Procter & Gamble Co. .............................        140,700        15,415,444
Ralston Purina Group..............................        668,400        18,631,650
Seagram Co., Ltd. -- ADR (Canada).................        239,000        10,740,062
Seagram Co., Ltd. -- Convertible Preferred -- ADR         325,000        14,625,000
  (Canada)........................................
Unilever NV -- ADR (Netherlands)..................         91,000         4,953,813
Whitman Corp. ....................................        691,100         9,286,656
                                                                     --------------
                                                                        158,434,975
                                                                     --------------
CONSUMER SERVICES  1.1%
Aon Corp..........................................        268,000        10,720,000
News Corp. -- Exchange Trust, 144A -- Convertible          83,000        11,879,375
Preferred (b).....................................
Sinclair Broadcast Group -- Convertible                    82,000         2,875,125
  Preferred.......................................
                                                                     --------------
                                                                         25,474,500
                                                                     --------------
ENERGY  4.7%
Burlington Resources, Inc. .......................        314,000        10,381,625
Coastal Corp. ....................................        517,200        18,328,275
Consolidated Edison, Inc. ........................        453,380        15,641,610
El Paso Energy Corp. .............................        704,500        27,343,407
Royal Dutch Petroleum Co. -- ADR (Netherlands)....        310,700        18,777,931
Texaco, Inc. .....................................        378,800        20,573,575
                                                                     --------------
                                                                        111,046,423
                                                                     --------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
FINANCE  9.4%
American General Corp. ...........................        263,000    $   19,955,125
AXA Financial, Inc. ..............................        782,000        26,490,250
Bank of Tokyo-Mitsubishi, Ltd. -- ADR (Japan).....      1,225,800        17,084,587
BankAmerica Corp. ................................        212,200        10,649,787
Citigroup, Inc. ..................................        347,665        19,317,137
Fannie Mae........................................        313,000        19,542,937
FleetBoston Financial Corp........................        639,900        22,276,519
Franklin Resources, Inc...........................        100,000         3,206,250
Jefferson-Pilot Corp. ............................        210,800        14,387,100
Lincoln National Corp. ...........................        227,000         9,080,000
Marsh & McLennan Cos., Inc. ......................        224,200        21,453,137
MBIA, Inc. .......................................        186,000         9,823,125
U.S. Bancorp......................................         63,000         1,500,188
Wachovia Corp. ...................................         42,400         2,883,200
Washington Mutual, Inc. ..........................        607,260        15,788,760
WBK Trust, STRYPES -- Convertible Preferred.......        201,000         6,444,563
                                                                     --------------
                                                                        219,882,665
                                                                     --------------
HEALTHCARE  7.4%
American Home Products Corp. .....................        551,000        21,730,062
Aventis, SA, Warrants -- ADR (France) (a).........        248,000         1,271,000
Beckman Coulter, Inc. ............................        326,800        16,625,950
Bristol-Myers Squibb Co. .........................        181,400        11,643,612
Caremark Rx Capital Trust, 144A -- Convertible            150,000         6,318,750
  Preferred (a) (b)...............................
Columbia/HCA Healthcare Corp. ....................        848,300        24,865,794
IMS Health, Inc. .................................        223,600         6,079,125
Laboratory Corp., Ser A -- Convertible                    313,000        21,597,000
  Preferred.......................................
Lincare Holdings, Inc. (a)........................        259,000         8,984,063
MedPartners, Inc., TAPS -- Convertible                    867,000         6,881,813
  Preferred.......................................
Oxford Health Plans, Inc. (a).....................        134,000         1,700,125
Pharmacia & Upjohn, Inc. .........................        265,720        11,957,400
United HealthCare Corp. ..........................        143,290         7,612,281
Warner-Lambert Co. ...............................        326,400        26,744,400
                                                                     --------------
                                                                        174,011,375
                                                                     --------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
PRODUCER MANUFACTURING  5.2%
Fluor Corp. ......................................         91,000    $    4,174,625
Honeywell International, Inc. ....................        192,500        11,104,844
Ingersol Rand Co. ................................        313,060        17,237,866
Koninklijke Philips Electronics NV -- ADR                 200,384        27,051,840
  (Netherlands)...................................
Lexmark International Group, Inc., Class A (a)....        194,000        17,557,000
Minnesota Mining & Manufacturing Co. .............        445,100        43,564,162
                                                                     --------------
                                                                        120,690,337
                                                                     --------------
RAW MATERIALS / PROCESSING INDUSTRIES  7.7%
Boise Cascade Corp. ..............................        261,140        10,576,170
Exxon Mobil Corp. ................................        622,773        50,172,150
Fresenius National Med Care, Inc., Class D --              12,000               120
  Preferred (a)...................................
Imperial Chemical Industries PLC -- ADR (United           293,000        12,470,812
  Kingdom)........................................
International Paper Co. ..........................        299,100        16,880,456
Monsanto Co. .....................................        301,900        10,755,188
Monsanto Co., ACES -- Convertible Preferred.......        501,000        16,595,625
Newmont Mining Corp. .............................        295,000         7,227,500
Pall Corp. .......................................        584,200        12,596,812
Schlumberger Ltd. ................................        141,000         7,931,250
Sherwin-Williams Co. .............................        564,000        11,844,000
Tosco Corp. ......................................        259,000         7,041,563
Transocean Sedco Forex, Inc. .....................         27,298           919,588
USX -- U.S. Steel Group...........................        437,400        14,434,200
                                                                     --------------
                                                                        179,445,434
                                                                     --------------
TECHNOLOGY  12.8%
Adobe Systems, Inc................................        176,400        11,862,900
Alcatel SA -- ADR (France)........................        426,900        19,210,500
Altera Corp. (a)..................................        156,600         7,761,487
Boeing Co. .......................................        430,800        17,905,125
Cadence Design Systems, Inc. (a)..................        557,700        13,384,800
Cisco Systems, Inc. (a)...........................         79,400         8,505,725
Dell Computer Corp. (a)...........................        135,000         6,885,000
Electronic Data Systems Corp. ....................        216,100        14,465,194
EMC Corp. (a).....................................         90,000         9,832,500

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Hewlett-Packard Co. ..............................        111,000    $   12,647,062
Intel Corp. ......................................        142,800        11,754,225
J.D. Edwards & Co. (a)............................        161,500         4,824,813
Microsoft Corp. (a)...............................         60,000         7,005,000
Motorola, Inc. ...................................        177,300        26,107,425
Nippon Telegraph & Telephone Corp. -- ADR                 305,400        26,302,575
  (Japan).........................................
Nortel Networks Corp. ............................        223,300        22,553,300
Oracle Corp. (a)..................................        219,100        24,552,894
SAP AG -- ADR (Germany) (a).......................         85,000         4,425,313
Sun Microsystems, Inc. (a)........................         86,600         6,706,088
SunGard Data Systems, Inc. (a)....................        555,100        13,183,625
Texas Instruments, Inc. ..........................        202,740        19,640,437
Xilinx, Inc. (a)..................................        200,400         9,111,937
                                                                     --------------
                                                                        298,627,925
                                                                     --------------
UTILITIES  9.4%
Avista Corp., Ser L -- Convertible Preferred......        502,000         7,655,500
BellSouth Corp. ..................................        225,200        10,542,175
DQE, Inc. ........................................        394,000        13,642,250
Edison International..............................        386,000        10,108,375
GPU, Inc. ........................................        363,700        10,888,269
GTE Corp. ........................................        419,600        29,608,025
Illinova Corp. ...................................        764,600        26,569,850
Niagara Mohawk Holdings, Inc. (a).................      1,652,100        23,026,144
Northeast Utilities...............................      1,588,859        32,670,913
NSTAR.............................................        730,300        29,577,150
PECO Energy Co....................................        176,400         6,129,900
SBC Communications, Inc. .........................        165,300         8,058,375
Sprint Corp. .....................................        121,450         8,175,103
U.S. WEST Communications Group....................         58,830         4,235,760
                                                                     --------------
                                                                        220,887,789
                                                                     --------------
TOTAL COMMON AND PREFERRED STOCKS  65.3%.........................     1,527,447,192
                                                                     --------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          CORPORATE OBLIGATIONS  9.1%
          CONSUMER DURABLES  0.5%
$10,000   Ford Motor Credit Co. ..............  6.700%      07/16/04    $    9,793,450
  3,000   General Motors Corp. ...............  7.000       06/15/03         2,979,915
                                                                        --------------
                                                                            12,773,365
                                                                        --------------
          CONSUMER NON-DURABLES  0.2%
  5,000   Coca-Cola Enterprises, Inc. ........  7.125       09/30/09         4,902,650
                                                                        --------------
          CONSUMER SERVICES  0.8%
 10,000   Clear Channel Communications........  6.625       06/15/08         9,295,350
 10,000   Cox Communications, Inc.............  7.250       11/15/15         9,436,620
                                                                        --------------
                                                                            18,731,970
                                                                        --------------
          ENERGY  0.6%
  5,000   Enron Corp. ........................  9.125       04/01/03         5,233,650
  5,500   Texas Eastern Transmission Corp. ...  8.250       10/15/04         5,696,663
  2,000   Western Atlas, Inc. ................  7.875       06/15/04         2,038,590
                                                                        --------------
                                                                            12,968,903
                                                                        --------------
          FINANCE  1.5%
  5,000   American Re Corp., Ser B............  7.450       12/15/26         4,759,740
  5,000   Avalonbay Communities, Inc. ........  7.500       08/01/09         4,776,565
  5,000   Countrywide Funding Corp. ..........  8.250       07/15/02         5,075,565
  5,000   Finova Capital Corp. ...............  7.625       09/21/09         4,925,465
  5,000   Fleet Boston Financial Corp. .......  6.875       01/15/28         4,412,165
  2,000   General Electric Capital Corp. .....  8.900       09/15/04         2,146,644
  5,000   Lehman Brothers, Inc. ..............  7.125       07/15/02         4,973,700
  5,000   Washington Mutual Capital I.........  8.375       06/01/27         4,789,570
                                                                        --------------
                                                                            35,859,414
                                                                        --------------
          PRODUCER MANUFACTURING  0.3%
  1,500   Reliance Electric Co. ..............  6.800       04/15/03         1,492,601
  6,000   USA Waste Services, Inc. ...........  7.000       07/15/28         4,482,882
                                                                        --------------
                                                                             5,975,483
                                                                        --------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          RAW MATERIALS/PROCESSING
          INDUSTRIES  1.1%
$ 5,000   Crown Cork & Seal Finance PLC.......  7.000%      12/15/06    $    4,684,205
  5,000   Crown Cork & Seal, Inc. ............  8.375       01/15/05         5,079,390
  5,000   Georgia Pacific Corp. ..............  9.500       05/15/22         5,293,385
 10,000   ICI North America, Inc. ............  8.875       11/15/06        10,494,530
                                                                        --------------
                                                                            25,551,510
                                                                        --------------
          RETAIL  0.4%
  4,500   Kroger Co. .........................  7.250       06/01/09         4,319,420
  4,000   May Department Stores Co. ..........  8.375       08/01/24         3,973,784
                                                                        --------------
                                                                             8,293,204
                                                                        --------------
          TECHNOLOGY  0.5%
 10,000   Raytheon Co. .......................  6.750       08/15/07         9,320,690
  2,000   Sun Microsystems, Inc. .............  7.000       08/15/02         1,991,180
                                                                        --------------
                                                                            11,311,870
                                                                        --------------
          TRANSPORTATION  0.4%
  5,000   CSX Corp. ..........................  8.625       05/15/22         5,220,575
  5,000   Delta Air Lines, Inc. ..............  6.650       03/15/04         4,779,555
                                                                        --------------
                                                                            10,000,130
                                                                        --------------
          UTILITIES  2.8%
  5,000   360 Communications Co. .............  7.125       03/01/03         4,995,880
 10,000   Century Telephone Enterprises, Inc.,
          Ser F...............................  6.300       01/15/08         9,077,800
  5,000   Commonwealth Edison Co. ............  8.000       05/15/08         5,088,030
  4,500   Edison International, Inc. .........  6.875       09/15/04         4,411,255
  5,000   El Paso Electric Co., Ser C.........  8.250       02/01/03         5,087,500
  4,000   Houston Lighting & Power Co. .......  7.750       03/15/23         3,781,792
  5,000   Illinois Power Co. .................  7.500       06/15/09         4,891,750
  5,000   Niagara Mohawk Power Corp., Ser G...  7.750       10/01/08         5,005,350
  5,000   Public Service Co. of Colorado, Ser
          A...................................  6.875       07/15/09         4,778,750
 20,000   Sprint Capital Corp. ...............  6.900       05/01/19        18,284,920
                                                                        --------------
                                                                            65,403,027
                                                                        --------------
          TOTAL CORPORATE OBLIGATIONS  9.1%.........................       211,771,526
                                                                        --------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          CONVERTIBLE CORPORATE
          OBLIGATIONS  8.8%
          FINANCE  1.6%
$ 3,000   Aegon NV, 144A (Netherlands)
          (Convertible into 216,000 common
          shares) (b).........................  4.750%      11/01/04    $   20,625,000
  4,599   APP Finance VII Euro, 144A
          (Mauritius) (Convertible into
          267,724 common shares) (b)..........  3.500       04/30/03         3,416,827
 18,401   APP Finance VII Mauritius, 144A
          (Mauritius) (Convertible into
          216,000 common shares) (b)..........  3.500       04/30/03        13,639,741
                                                                        --------------
                                                                            37,681,568
                                                                        --------------
          HEALTHCARE  2.5%
 30,000   Alza Corp., LYON (Convertible into
          389,610 common shares)..............  *           07/14/14        15,187,500
 20,000   Dura Pharmaceuticals, Inc.
          (Convertible into 394,984 common
          shares).............................  3.500       07/15/02        16,200,000
 43,500   Roche Holdings, Inc., LYON, 144A
          (Switzerland) (Convertible into
          206,347 common shares)..............  *           04/20/10        26,290,530
                                                                        --------------
                                                                            57,678,030
                                                                        --------------
          PHARMACEUTICALS  0.1%
  2,090   Sandoz, Ltd., 144A (Switzerland)
          (Convertible into 1,958 common
          shares) (b).........................  2.000       10/06/02         2,936,450
                                                                        --------------
          PRODUCER MANUFACTURING  0.2%
  5,000   WMX Technologies, Inc. (Convertible
          into 94,533 Waste Management, Inc.
          common shares)......................  2.000       01/24/05         4,162,500
                                                                        --------------
          TECHNOLOGY  2.6%
 11,500   Bea Systems, Inc. 144A (Convertible
          into 165,945 common shares) (b).....  4.000       12/15/06        13,443,270
 22,000   DSC Communications Corp.
          (Convertible into 360,582 Alcatel SA
          common shares)......................  7.000       08/01/04        23,100,000
 12,000   Hewlett Packard Co., LYON
          (Convertible into 65,160 common
          shares).............................  *           10/14/17         8,265,000
 24,000   Hewlett Packard Co., LYON, 144A
          (Convertible into 130,320 common
          shares) (b).........................  *           10/14/17        16,530,000
                                                                        --------------
                                                                            61,338,270
                                                                        --------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
          UTILITIES  1.8%
$31,800   Telefonos de Mexico, SA (Mexico)
          (Convertible into 335,013 common
          shares).............................  4.250%      06/15/04    $   41,459,250
                                                                        --------------
          TOTAL CONVERTIBLE CORPORATE OBLIGATIONS  8.8%.............       205,256,068
                                                                        --------------
          UNITED STATES OBLIGATIONS  5.7%
 27,500   United States Treasury Bonds (c)....  8.750       08/15/20        33,326,562
  4,250   United States Treasury Notes........  5.875       11/30/01         4,224,766
 23,000   United States Treasury Notes (c)....  5.875       02/15/04        22,626,250
  4,000   United States Treasury Notes........  6.000       08/15/04         3,938,752
 48,000   United States Treasury Notes (c)....  6.250       10/31/01        48,015,024
 22,000   United States Treasury Notes........  6.250       02/15/07        21,656,250
                                                                        --------------
          TOTAL UNITED STATES OBLIGATIONS...........................       133,787,604
                                                                        --------------
TOTAL LONG-TERM INVESTMENTS  88.9%
  (Cost $1,783,086,173).............................................     2,078,262,390
                                                                        --------------
SHORT-TERM INVESTMENTS  9.7%
REPURCHASE AGREEMENT  2.2%
DLJ Mortgage Acceptance Corp. ($52,751,000 par, collateralized by
U.S. Government obligations in a pooled cash account, dated 12/31/99,
to be sold on 01/03/00 at $52,759,792)..............................        52,751,000
                                                                        --------------
UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  7.5%
Federal Home Loan Mortgage Discount Notes ($25,000,000 par, yielding
5.376%, 01/25/00 maturity) (c)......................................        24,906,667
Federal Home Loan Mortgage Discount Notes ($25,000,000 par, yielding
5.393%, 01/27/00 maturity)..........................................        24,898,889
Federal National Mortgage Association Discount Notes ($25,000,000
par, yielding 5.405%, 02/17/00 maturity) (c)........................        24,819,833
Federal National Mortgage Association Discount Notes ($25,000,000
par, yielding 5.279%, 01/18/00 maturity)............................        24,934,007

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

Description                                                              Market Value
--------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
Federal National Mortgage Association Discount Notes ($50,000,000
par, yielding 4.700%, 01/06/00 maturity)............................    $   49,960,834
Federal National Mortgage Association Discount Notes ($25,000,000
par, yielding 5.549%, 03/02/00 maturity) (c)........................        24,761,083
                                                                        --------------
                                                                           174,281,313
                                                                        --------------
TOTAL SHORT-TERM INVESTMENTS  9.7%
(Cost $227,032,313).................................................       227,032,313
                                                                        --------------
TOTAL INVESTMENTS  98.6%
(Cost $2,010,118,486)...............................................     2,305,294,703
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%.........................        32,334,795
                                                                        --------------
NET ASSETS  100.0%..................................................    $2,337,629,498
                                                                        --------------

(a) Non-income producing security as this security currently does not declare dividends or pay interest.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for open futures transactions.

ACES--Automatically Convertible Equity Securities
ADR--American Depositary Receipt
LYON--Liquid Yield Option Note
STRYPES--Structured Yield Product Exchangeable for Stock, traded in shares
TAPS--Threshold Appreciation Price Securities

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,010,118,486).....................  $2,305,294,703
Cash........................................................      25,461,236
Receivables:
  Interest..................................................       8,036,893
  Fund Shares Sold..........................................       3,550,131
  Investments Sold..........................................       2,921,667
  Dividends.................................................       1,081,491
  Variation Margin on Futures...............................         131,750
Other.......................................................         124,305
                                                              --------------
      Total Assets..........................................   2,346,602,176
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       3,944,297
  Distributor and Affiliates................................       1,989,059
  Capital Gain Distributions................................       1,033,761
  Investments Purchased.....................................         843,813
  Investment Advisory Fee...................................         719,937
Trustees' Deferred Compensation and Retirement Plans........         235,833
Accrued Expenses............................................         205,978
                                                              --------------
      Total Liabilities.....................................       8,972,678
                                                              --------------
NET ASSETS..................................................  $2,337,629,498
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,986,492,300
Net Unrealized Appreciation.................................     300,292,488
Accumulated Net Realized Gain...............................      48,694,994
Accumulated Undistributed Net Investment Income.............       2,149,716
                                                              --------------
NET ASSETS..................................................  $2,337,629,498
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $1,068,481,700 and 139,737,046 shares of
      beneficial interest issued and outstanding)...........  $         7.65
    Maximum sales charge (5.75%* of offering price).........             .47
                                                              --------------
    Maximum offering price to public........................  $         8.12
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $1,148,898,362 and 151,613,845 shares of
      beneficial interest issued and outstanding)...........  $         7.58
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $120,249,436 and 15,866,802 shares of
      beneficial interest issued and outstanding)...........  $         7.58
                                                              ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 42,044,593
Dividends...................................................    29,654,053
                                                              ------------
    Total Income............................................    71,698,646
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,299,731, $11,542,855 and $1,079,925,
  respectively).............................................    14,922,511
Investment Advisory Fee.....................................     8,101,825
Shareholder Services........................................     3,637,813
Custody.....................................................       162,166
Trustees' Fees and Related Expenses.........................        77,660
Legal.......................................................        56,976
Other.......................................................       753,862
                                                              ------------
    Total Expenses..........................................    27,712,813
    Less Credits Earned on Overnight Cash Balances..........        34,770
                                                              ------------
    Net Expenses............................................    27,678,043
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 44,020,603
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $233,945,000
  Futures...................................................     7,717,054
                                                              ------------
Net Realized Gain...........................................   241,662,054
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   378,269,769
                                                              ------------
  End of the Period:
  Investments...............................................   295,176,217
  Futures...................................................     5,116,271
                                                              ------------
                                                               300,292,488
                                                              ------------
Net Unrealized Depreciation During the Period...............   (77,977,281)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $163,684,773
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $207,705,376
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                   Year Ended          Year Ended
                                                December 31, 1999   December 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................  $   44,020,603      $   34,406,616
Net Realized Gain..............................     241,662,054         112,427,033
Net Unrealized Appreciation/Depreciation During
  the Period...................................     (77,977,281)        132,837,124
                                                 --------------      --------------
Change in Net Assets from Operations...........     207,705,376         279,670,773
                                                 --------------      --------------
Distributions from Net Investment Income*......     (43,396,205)        (34,947,222)
Distributions from Net Realized Gain*..........    (211,031,389)       (110,554,644)
                                                 --------------      --------------
Total Distributions............................    (254,427,594)       (145,501,866)
                                                 --------------      --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................     (46,722,218)        134,168,907
                                                 --------------      --------------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold......................   1,758,232,318       1,143,314,008
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................     224,331,373         132,142,154
Cost of Shares Repurchased.....................  (1,642,853,668)       (987,638,702)
                                                 --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................     339,710,023         287,817,460
                                                 --------------      --------------
TOTAL INCREASE IN NET ASSETS...................     292,987,805         421,986,367
NET ASSETS:
Beginning of the Period........................   2,044,641,693       1,622,655,326
                                                 --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,149,716 and $1,525,318 respectively)......  $2,337,629,498      $2,044,641,693
                                                 ==============      ==============

                                                   Year Ended          Year Ended
            *Distributions by Class             December 31, 1999   December 31, 1998
-------------------------------------------------------------------------------------
Distributions from Net Investment Income:
  Class A Shares...............................  $  (21,806,216)     $  (16,719,601)
  Class B Shares...............................     (19,796,994)        (16,833,408)
  Class C Shares...............................      (1,792,995)         (1,394,213)
                                                 --------------      --------------
                                                 $  (43,396,205)     $  (34,947,222)
                                                 --------------      --------------
Distributions from Net Realized Gain:
  Class A Shares...............................  $  (95,603,166)     $  (43,282,677)
  Class B Shares...............................    (104,683,398)        (62,071,749)
  Class C Shares...............................     (10,744,825)         (5,200,218)
                                                 --------------      --------------
                                                 $ (211,031,389)     $ (110,554,644)
                                                 ==============      ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Year Ended December 31,
                                    --------------------------------------------
          Class A Shares              1999      1998     1997     1996     1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period........................... $  7.820   $7.242   $6.740   $ 6.31   $ 5.16
                                    --------   ------   ------   ------   ------
Net Investment Income..............     .185     .174     .152     .158      .20
Net Realized and Unrealized Gain...     .568    1.030    1.435     .796    1.458
                                    --------   ------   ------   ------   ------
Total from Investment Operations...     .753    1.204    1.587     .954    1.658
                                    --------   ------   ------   ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income.......     .183     .175     .168     .156     .188
  Distributions from Net Realized
    Gain...........................     .744     .451     .917     .368      .32
                                    --------   ------   ------   ------   ------
Total Distributions................     .927     .626    1.085     .524     .508
                                    --------   ------   ------   ------   ------
Net Asset Value, End of the
  Period........................... $  7.646   $7.820   $7.242   $6.740   $ 6.31
                                    ========   ======   ======   ======   ======
Total Return (a)...................    9.95%   16.99%   24.13%   15.55%   32.57%
Net Assets at End of the Period
  (In millions).................... $1,068.5   $808.5   $638.1   $471.8   $349.9
Ratio of Expenses to Average
  Net Assets (b)...................     .82%     .85%     .86%     .97%     .95%
Ratio of Net Investment Income to
  Average Net Assets (b)...........    2.43%    2.31%    2.09%    2.50%    3.43%
Portfolio Turnover.................      81%      61%      86%      99%      92%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Year Ended December 31,
                                   ---------------------------------------------
          Class B Shares             1999      1998      1997     1996     1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.......................... $  7.766   $ 7.203   $6.713   $ 6.30   $ 5.16
                                   --------   -------   ------   ------   ------
Net Investment Income.............     .128      .118     .100     .113      .15
Net Realized and Unrealized
  Gain............................     .559     1.019    1.423     .784    1.458
                                   --------   -------   ------   ------   ------
Total from Investment
  Operations......................     .687     1.137    1.523     .897    1.608
                                   --------   -------   ------   ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income......     .131      .123     .116     .116     .148
  Distributions from Net Realized
    Gain..........................     .744      .451     .917     .368      .32
                                   --------   -------   ------   ------   ------
Total Distributions...............     .875      .574    1.033     .484     .468
                                   --------   -------   ------   ------   ------
Net Asset Value, End of the
  Period.......................... $  7.578   $ 7.766   $7.203   $6.713   $ 6.30
                                   ========   =======   ======   ======   ======
Total Return (a)..................    9.19%    16.17%   23.23%   14.56%   31.51%
Net Assets at End of the Period
  (In millions)................... $1,148.9   $1,140.0  $908.7   $633.3   $408.9
Ratio of Expenses to Average
  Net Assets (b)..................    1.58%     1.62%    1.64%    1.74%    1.75%
Ratio of Net Investment Income to
  Average Net Assets (b)..........    1.67%     1.55%    1.32%    1.74%    2.62%
Portfolio Turnover................      81%       61%      86%      99%      92%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                    ------------------------------------------
          Class C Shares             1999     1998     1997     1996     1995
------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................  $7.767   $7.204   $6.713   $ 6.30   $ 5.16
                                    ------   ------   ------   ------   ------
Net Investment Income.............    .133     .117     .100     .113      .15
Net Realized and Unrealized
  Gain............................    .554    1.020    1.424     .784    1.458
                                    ------   ------   ------   ------   ------
Total from Investment
  Operations......................    .687    1.137    1.524     .897    1.608
                                    ------   ------   ------   ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income......    .131     .123     .116     .116     .148
  Distributions from Net Realized
    Gain..........................    .744     .451     .917     .368      .32
                                    ------   ------   ------   ------   ------
Total Distributions...............    .875     .574    1.033     .484     .468
                                    ------   ------   ------   ------   ------
Net Asset Value, End of the
  Period..........................  $7.579   $7.767   $7.204   $6.713   $ 6.30
                                    ======   ======   ======   ======   ======
Total Return (a)..................   9.19%   16.17%   23.23%   14.56%   31.51%
Net Assets at End of the Period
  (In millions)...................  $120.2   $ 96.1   $ 75.8   $ 55.2   $ 38.3
Ratio of Expenses to Average Net
  Assets (b)......................   1.58%    1.62%    1.64%    1.74%    1.76%
Ratio of Net Investment Income to
  Average Net Assets (b)..........   1.67%    1.55%    1.32%    1.73%    2.63%
Portfolio Turnover................     81%      61%      86%      99%      92%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Equity Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek the highest possible income consistent with safety of principal by investing primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1999, there were no when issued or delayed delivery purchase commitments.

                               December 31, 1999
--------------------------------------------------------------------------------

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At December 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $2,015,796,898, the aggregate gross unrealized appreciation is $368,772,631 and the aggregate gross unrealized depreciation is $79,274,826, resulting in net unrealized appreciation on long- and short-term investments of $289,497,805.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and gains recognized for tax purposes on open future positions at December 31, 1999.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                               December 31, 1999
--------------------------------------------------------------------------------

F. EXPENSE REDUCTIONS--During the year ended December 31, 1999, the Fund's custody fee was reduced by $34,770 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                 % PER ANNUM
--------------------------------------------------------------------
First $150 million.....................................    .50 of 1%
Next $100 million......................................    .45 of 1%
Next $100 million......................................    .40 of 1%
Over $350 million......................................    .35 of 1%

    For the year ended December 31, 1999, the Fund recognized expenses of approximately $57,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1999, the Fund recognized expenses of approximately $412,200 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1999, the Fund recognized expenses of approximately $2,760,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               December 31, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

At December 31, 1999, capital aggregated $904,904,813, $975,836,016 and
$105,751,471 for Classes A, B, and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                               SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A.................................   184,426,601   $ 1,454,879,523
  Class B.................................    33,847,881       264,613,375
  Class C.................................     4,962,745        38,739,420
                                            ------------   ---------------
Total Sales...............................   223,237,227   $ 1,758,232,318
                                            ============   ===============
Dividend Reinvestment:
  Class A.................................    13,293,568   $   100,260,988
  Class B.................................    15,199,440       113,479,642
  Class C.................................     1,419,166        10,590,743
                                            ------------   ---------------
Total Dividend Reinvestment...............    29,912,174   $   224,331,373
                                            ============   ===============
Repurchases:
  Class A.................................  (161,372,353)  $(1,274,308,351)
  Class B.................................   (44,226,967)     (345,951,749)
  Class C.................................    (2,892,930)      (22,593,568)
                                            ------------   ---------------
Total Repurchases.........................  (208,492,250)  $(1,642,853,668)
                                            ============   ===============

                               December 31, 1999
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $624,072,653, $943,694,748 and
$79,014,876 for Classes A, B, and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A..................................   108,360,203   $  836,859,216
  Class B..................................    36,029,610      276,860,624
  Class C..................................     3,865,558       29,594,168
                                             ------------   --------------
Total Sales................................   148,255,371   $1,143,314,008
                                             ============   ==============
Dividend Reinvestment:
  Class A..................................     7,130,348   $   54,671,876
  Class B..................................     9,437,571       71,897,500
  Class C..................................       731,441        5,572,778
                                             ------------   --------------
Total Dividend Reinvestment................    17,299,360   $  132,142,154
                                             ============   ==============
Repurchases:
  Class A..................................  (100,205,548)  $ (776,904,382)
  Class B..................................   (24,828,078)    (189,850,088)
  Class C..................................    (2,747,855)     (20,884,232)
                                             ------------   --------------
Total Repurchases..........................  (127,781,481)  $ (987,638,702)
                                             ============   ==============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended December 31, 1999, 16,169,173 Class B shares automatically converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received on such shares, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended December 31, 1999, no Class C shares converted to Class A shares. The CDSC will be

                               December 31, 1999
--------------------------------------------------------------------------------

imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First............................................   5.00%           1.00%
Second...........................................   4.00%            None
Third............................................   3.00%            None
Fourth...........................................   2.50%            None
Fifth............................................   1.50%            None
Sixth and Thereafter.............................    None            None

    For the year ended December 31, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $721,900 and CDSC on redeemed shares of approximately $2,080,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,627,989,344 and $1,686,201,689, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.
    Summarized below are the specific types of derivative financial instruments used by the Fund.

                               December 31, 1999
--------------------------------------------------------------------------------

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities. During the year ended December 31, 1999, the Fund did not invest in option contracts.

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
    Transactions in futures contracts for the year ended December 31, 1999, were as follows:

                                                            CONTRACTS
---------------------------------------------------------------------
Outstanding at December 31, 1998..........................      161
Futures Opened............................................      660
Futures Closed............................................     (666)
                                                              -----
Outstanding at December 31, 1999..........................      155
                                                              =====

    The futures contracts outstanding at December 31, 1999, and the description and unrealized appreciation/depreciation are as follows:

                                                          UNREALIZED
                                       CONTRACTS   APPRECIATION/DEPRECIATION
----------------------------------------------------------------------------
Long Contracts--Mar 2000 S&P 500
  Index Futures (Current Notional
  Value of $371,050 per
  contract)........................       155             $5,116,271
                                          ===             ==========

                               December 31, 1999
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1999, are payments retained by Van Kampen of approximately $9,327,500.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund did not borrow against the credit facility during the period.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Equity Income Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
February 11, 2000

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                                             * Closed to new investors
                                            ** Open to new investors for a
                                            limited time

                         VAN KAMPEN EQUITY INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1999. The Fund designated and paid $148,089,338 as a 20% rate gain distribution. For corporate shareholders 24.26% of the distributions qualify for the dividend received deductions. In January 2000, the Fund provided tax information to shareholders for the 1999 calendar year.

                          RESULTS OF SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999, where shareholders voted on the election of trustees and independent public accountants.
    1) With regard to the election of the following trustees by shareholders:

                                                       # OF SHARES
                                                  ----------------------
                                                   IN FAVOR    WITHHELD
------------------------------------------------------------------------
J. Miles Branagan...............................  169,848,214  1,507,725
Jerry D. Choate.................................  169,803,137  1,552,802
Linda Hutton Heagy..............................  169,821,118  1,534,821
R. Craig Kennedy................................  169,847,667  1,508,272
Mitchell M. Merin...............................  169,834,268  1,521,671
Jack E. Nelson..................................  169,829,395  1,526,544
Richard F. Powers, III..........................  169,827,530  1,528,409
Phillip B. Rooney...............................  169,819,043  1,536,896
Fernando Sisto..................................  169,729,575  1,626,364
Wayne W. Whalen.................................  169,841,467  1,514,472
Suzanne H. Woolsey, Ph.D. ......................  169,802,935  1,553,004
Paul G. Yovovich................................  169,791,217  1,564,722

    2) With regard to the ratification of PricewaterhouseCoopers LLP to act as independent public accounts for the Portfolio, 168,251,931 shares were voted in the affirmative and 670,355 shares were voted against the proposal and 2,433,651 shares abstained from voting.

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.